[LOGO] Merrill Lynch Investment Managers

Annual Report

March 31, 2001

Merrill Lynch
Balanced Capital
Fund, Inc.

www.mlim.ml.com

Merrill Lynch Balanced Capital Fund, Inc.

DEAR SHAREHOLDER

Economic Environment

A renewed focus on the weak corporate earnings implications of a slowdown in economic growth precipitated a severe correction in stock prices for the six-month period ended March 31, 2001, with the unmanaged benchmark Standard & Poor's (S&P) 500 Index declining more than 21% while the NASDAQ Composite Index fell almost 50%. Significant reductions in corporate earnings expectations, particularly in the technology sector, have brought about a vicious cycle of lower earnings, lower valuations and lower stock prices. Investors fear the benefits of aggressive Federal Reserve Board action to reduce interest rates, improve financial market liquidity and reinvigorate the economy that may not be evident until 2002 and are showing no tolerance for corporate earnings shortfalls.

Value stocks continued to outperform growth stocks as investors gravitated toward securities of more stable, predictable and less expensive companies. The unmanaged S&P Barra Value Index declined almost 6% for the six-month period ended March 31, 2001 while the unmanaged S&P Barra Growth Index declined almost 32%. The fixed-income market continued to perform well with the benchmark Merrill Lynch U.S. Domestic Bond Master Index posting a better-than 7% total return. A slowing economy is expected to constrain inflationary pressures and bonds are also viewed as a safe haven against equity market deterioration.

Portfolio Matters

Total returns for Merrill Lynch Balanced Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares for the six-month period ended March 31, 2001 were -4.66%, -5.16%, -5.15% and -4.77%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4-6 of this report to shareholders.) Though many of our equity holdings declined, they comfortably outperformed the broad market indexes for the period led by significant contributions from our positions in consumer, healthcare and energy stocks. This helped offset some of the weak performance from our financial and technology holdings. Our bonds slightly outperformed for the period as the benefits of a longer average duration in a declining interest rate environment offset a widening in corporate bond spreads.

Based upon top-down economic developments and bottom-up, company-specific opportunities, we believe a more aggressive investment position is increasingly appropriate and have begun to raise our equity allocation as well as our exposure to more economically sensitive securities. Our asset allocation position at March 31, 2001 was 62.8% of portfolio net assets invested in equities, 31.4% in fixed-income securities and 5.8% in cash equivalents. This compares to 61.8% in equities, 32.9% in fixed-income securities and 5.3% in cash equivalents at September 30, 2000.

From an economic perspective, while the short-term outlook remains cloudy, we believe Federal Reserve Board actions to lower short-term interest rates and ramp up money supply growth, coupled with improved prospects for an income tax cut suggest that an accelerated pace of economic growth is likely to become evident later this year and carry into 2002, providing a much more hospitable backdrop for equities. Furthermore, the dramatic price declines in many economically sensitive stock groups suggest many attractive opportunities have become available. Our conservative asset allocation and security selection position served our investors well in 2000 and in the year-to-date period. We are looking presently to begin to gradually reposition the portfolio to more fully participate in the market's anticipated recovery. Within the Fund's fixed-income portfolio, we continue to pursue opportunities for yield enhancement, while assessing our duration position against intermediate interest rate trends.

Within the equity component of the portfolio, we continue to adjust our holdings in response to the dramatic changes taking place in the financial markets,

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

adding 19 new investments, increasing positions in seven holdings, reducing positions in 26 names and eliminating seven stocks from the portfolio. Notable among the new positions is Viacom, Inc., the diversified media conglomerate that enjoys strong competitive positions across network television, cable, radio and outdoor advertising platforms. The stock has declined because of the weak advertising climate and the demise of the dot coms, which spent heavily on name brand promotion, affording us an attractive opportunity to invest in a high-quality company now selling at a reasonable price.

We also established a position in Dover Corporation, a diversified industrial manufacturer with a long track record of profitable growth. The stock's recent decline in response to reduced near-term earnings expectations has driven Dover's valuation to a level that has historically represented an attractive entry point. As the economy recovers, we expect the company's earnings and valuation to return to historical market premiums, suggesting attractive upside potential with limited downside risk. We eliminated our equity positions in selected telecommunications companies such as Lucent Technologies, Inc. and WorldCom, Inc. as we believed the intensifying competitive environment was likely to continue to constrain their growth prospects and stock market valuations. We also eliminated selected energy holdings such as Unocal Corporation, which benefited handsomely from the steep increase in natural gas prices during the six-month period ended March 31, 2001.

Within the fixed-income portion of the portfolio, the maintenance of a relatively long duration of 5.5 years proved beneficial as domestic interest rates continued to decline. However, this was largely offset by the dramatic widening in corporate bond spreads during the six months ended March 31, 2001. We sought to mitigate the decline in market yields without unduly impairing credit quality by increasing our position in higher-yielding corporate bonds while reducing our position in US Treasury securities. As a result, our average quality rating declined slightly to A3/A-, as rated by one of the two major bond rating agencies, while our average yield-to-maturity declined only 75 basis points (0.75%) to 7.08%. On March 31, 2001, investment-grade corporate bonds represented 66.2% of fixed-income assets, US Treasury securities, 21.7%, non-investment grade corporate bonds, 10.9% and mortgage-backed securities, 1.2%.

We seek to invest in above-average companies whose stocks sell at below-average valuation levels. On average, the stocks in the portfolio have generated comparable returns on shareholders' equity and have stronger balance sheets, while offering faster earnings growth than the average company as measured by the S&P 500 Index. However, these same stocks sell at an average price/earnings ratio of 21.2 times estimated year 2001 earnings per share compared to 24.1 times for the S&P 500 Index, at 2.0 times trailing 12-month sales per share, compared to 3.4 times for the S&P 500 Index and at 4.6 times current book value per share compared to 5.8 times for the S&P 500 Index. We believe this formula will provide superior risk-adjusted equity returns over time.

Fiscal Year in Review

For the fiscal year ended March 31, 2001, total returns for Merrill Lynch Balanced Capital Fund, Inc.'s Class A, Class B, Class C and Class D Shares were -1.12%, -2.11%, -2.13% and -1.35%, respectively. The last 12 months proved to be a period of solid outperformance for the Fund relative to our equity benchmark, the S&P 500 Index, as our emphasis on management of risk and preservation of capital proved highly appropriate in this extremely challenging environment. We maintained a conservative asset allocation position throughout the year with equities averaging 62.2% of portfolio net assets, reflecting our view that slowing economic and corporate earnings growth coupled with high equity market valuations did not represent an attractive formula for stock price appreciation.

Bonds, by contrast, appeared to offer excellent value as inflation-adjusted interest rates were approaching historically high levels while inflation pressures continued to moderate. This strategy was vindicated as

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

bonds significantly outperformed stocks for the period with the benchmark Merrill Lynch U.S. Domestic Bond Master Index generating a +12.44% total return while the S&P 500 Index declined 21.68%. Furthermore, our value approach to security selection also proved advantageous as the value style of investing handsomely outpaced the growth style of investing for the year as investors gravitated toward more stable, predictable and less expensive companies. The unmanaged S&P Barra Value Index declined just over 1% for the 12 months ended March 31, 2001, while the unmanaged S&P Barra Growth Index declined more than 17%. Within the equity component of the portfolio, our concentration in consumer product, financial and energy companies resulted in returns for the year that outpaced all major market indexes. Within the fixed-income component of the portfolio, our relatively long average duration in a declining interest rate environment and our concentration in US Treasury securities as spreads contracted proved beneficial. This cautious approach served our investors well and represented the most significant factor affecting the Fund's results for the year.

In Conclusion

We would like to welcome the shareholders of Merrill Lynch Convertible Fund, Inc. whose shares were acquired pursuant to a plan of reorganization on December 18, 2000. We appreciate your continued interest and participation in Merrill Lynch Balanced Capital Fund, Inc., and we look forward to assisting you with your financial needs in the months and year to come.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Kurt Schansinger

Kurt Schansinger
Senior Vice President and Portfolio Manager

May 9, 2001

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Average Annual Total Return

                                      % Return Without     % Return With
                                        Sales Charge        Sales Charge**
==========================================================================
Class A Shares*
==========================================================================
One Year Ended 3/31/01                     - 1.12%             - 6.31%
--------------------------------------------------------------------------
Five Years Ended 3/31/01                   + 8.62              + 7.45
--------------------------------------------------------------------------
Ten Years Ended 3/31/01                    +10.72              +10.12
--------------------------------------------------------------------------
 * Maximum sales charge is 5.25%. (Prior to October 21, 1994, Class A Shares were offered at a higher sales charge. Thus, actual returns would have been lower than shown for the ten-year period.)
**    Assuming maximum sales charge.

                                          % Return             % Return
                                        Without CDSC         With CDSC**
========================================================================
Class B Shares*
========================================================================
One Year Ended 3/31/01                     - 2.11%             - 5.55%
------------------------------------------------------------------------
Five Years Ended 3/31/01                   + 7.52              + 7.52
------------------------------------------------------------------------
Ten Years Ended 3/31/01                    + 9.59              + 9.59
------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales.

========================================================================
                                          % Return             % Return
                                        Without CDSC         With CDSC**
========================================================================
Class C Shares*
========================================================================
One Year Ended 3/31/01                     - 2.13%             - 2.99%
------------------------------------------------------------------------
Five Years Ended 3/31/01                   + 7.51              + 7.51
------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/01                            +10.27              +10.27
------------------------------------------------------------------------
 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                      % Return Without     % Return With
                                        Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 3/31/01                     - 1.35%             - 6.53%
--------------------------------------------------------------------------------
Five Years Ended 3/31/01                   + 8.35              + 7.19
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/01                            +11.14              +10.21
--------------------------------------------------------------------------------
 *    Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

Total Return Based on a $10,000 Investment--Class A & Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the S&P 500 Index and the ML U.S. Domestic Bond Master Index. Beginning and ending values are:

                                         3/91                   3/01
ML Balanced Capital Fund, Inc.+--
Class A Shares*                         $ 9,475                $26,226
ML Balanced Capital Fund, Inc.+--
Class B Shares*                         $10,000                $24,992
S&P 500 Index++                         $10,000                $35,844
ML U.S. Domestic Bond Master Index+++   $10,000                $21,693

Total Return Based on a $10,000 Investment--Class C & Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Index and the ML U.S. Domestic Bond Master Index. Beginning and ending values are:

                                       10/21/94**                3/01
ML Balanced Capital Fund, Inc.+--
Class C Shares*                         $10,000                $18,772
ML Balanced Capital Fund, Inc.+--
Class D Shares*                         $ 9,475                $18,702
S&P 500 Index++                         $10,000                $27,966
ML U.S. Domestic Bond Master Index+++   $10,000                $16,839

  * Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
 **   Commencement of operations.
  + ML Balanced Capital Fund, Inc., through a fully managed investment policy, utilizes equity, debt and convertible securities.
 ++   This unmanaged broad-based Index is comprised of common stocks.
+++ This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds including US Treasury bonds, corporate bonds and mortgages.

Past performance is not predictive of future performance.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

PERFORMANCE DATA (concluded)

Recent Performance Results

                                                                                                 Ten Years/
                                                             6 Month            12 Month      Since Inception
As of March 31, 2001                                      Total Return        Total Return      Total Return
==============================================================================================================
ML Balanced Capital Fund, Inc. Class A Shares*                - 4.66%            - 1.12%           +176.79%
--------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class B Shares*                - 5.16             - 2.11            +149.94
--------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class C Shares*                - 5.15             - 2.13            + 87.73
--------------------------------------------------------------------------------------------------------------
ML Balanced Capital Fund, Inc. Class D Shares*                - 4.77             - 1.35            + 97.39
--------------------------------------------------------------------------------------------------------------
Dow Jones Industrial Average**                                - 6.51             - 8.03        +326.64/+188.60
--------------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index**                                 -18.75             -21.68        +284.66/+179.66
--------------------------------------------------------------------------------------------------------------
ML U.S. Domestic Bond Master Index***                         + 7.43             +12.44        +116.89/+ 68.37
==============================================================================================================

  * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are ten years for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.
 ** An unmanaged broad-based index comprised of common stocks. Ten years/since inception total returns are ten years and from 10/21/94, respectively.
*** This unmanaged Index is comprised of the entire universe of domestic investment-grade bonds including US Treasury bonds, corporate bonds and mortgages.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

SCHEDULE OF INVESTMENTS

                         Shares                                                                                         Percent of
Industries                Held                         Stocks                          Cost                Value        Net Assets
==================================================================================================================================
Aerospace & Defense       1,250,000    The Boeing Company                         $  47,337,121      $  69,637,500            1.3%
                            800,000    General Dynamics Corporation                  52,879,071         50,192,000            0.9
                            200,000    Northrop Grumman Corporation                  14,581,073         17,400,000            0.3
                          1,250,000    Raytheon Company (Class B)                    34,532,006         36,725,000            0.7
                          1,000,000    United Technologies Corporation               15,125,444         73,300,000            1.4
                                                                                   ------------      -------------           ----
                                                                                    164,454,715        247,254,500            4.6
==================================================================================================================================
Banks                     1,750,000    Mellon Financial Corporation                  63,296,578         70,910,000            1.3
                          2,000,000    Wells Fargo Company                           82,689,220         98,940,000            1.9
                                                                                   ------------      -------------           ----
                                                                                    145,985,798        169,850,000            3.2
==================================================================================================================================
Beverages                 2,000,000    Anheuser-Busch Companies, Inc.                73,833,907         91,860,000            1.7
==================================================================================================================================
Chemicals                 1,000,000    E.I. du Pont de Nemours and Company           57,376,944         40,700,000            0.8
==================================================================================================================================
Communications            2,000,000   +CommScope, Inc.                               45,219,289         33,360,000            0.6
Equipment                 3,500,000    Motorola, Inc.                                56,600,510         49,910,000            0.9
                          1,500,000    Scientific-Atlanta, Inc.                      63,459,828         62,385,000            1.2
                          1,500,000   +Tellabs, Inc.                                 80,373,731         60,937,500            1.2
                                                                                   ------------      -------------           ----
                                                                                    245,653,358        206,592,500            3.9
==================================================================================================================================
Computers &               3,250,000    Compaq Computer Corporation                   81,692,921         59,150,000            1.1
Peripherals               1,000,000    International Business Machines
                                       Corporation                                  103,745,923         96,180,000            1.8
                                                                                   ------------      -------------           ----
                                                                                    185,438,844        155,330,000            2.9
=================================================================================================================================
Diversified               2,000,000    Citigroup Inc.                                 6,890,586         89,960,000            1.7
Financials                1,200,000    Federal National Mortgage Association         31,121,458         95,520,000            1.8
                          1,250,000    J.P. Morgan Chase & Co.                       37,097,277         56,125,000            1.0
                            500,000    Morgan Stanley Dean Witter & Co.              32,346,920         26,750,000            0.5
                          1,500,000    Stilwell Financial, Inc.                      24,006,039         40,230,000            0.8
                                                                                   ------------      -------------           ----
                                                                                    131,462,280        308,585,000            5.8
=================================================================================================================================
Diversified                 500,000    SBC Communications Inc.                       26,948,806         22,315,000            0.4
Telecommunication         1,750,000    Verizon Communications                       110,964,350         86,275,000            1.6
Services                                                                           ------------      -------------           ----
                                                                                    137,913,156        108,590,000            2.0
=================================================================================================================================
Electrical Equipment        900,000   +SPX Corporation                               57,746,304         81,684,000            1.5
=================================================================================================================================
Electronic                  600,000   +Agilent Technologies, Inc.                    21,423,381         18,438,000            0.4
Equipment &               1,500,000   +SCI Systems, Inc.                             42,643,175         27,300,000            0.5
Instruments                                                                        ------------      -------------           ----
                                                                                     64,066,556         45,738,000            0.9
=================================================================================================================================
Energy Equipment          2,000,000    Halliburton Company                           53,461,836         73,500,000            1.4
& Services
=================================================================================================================================
Food Products                40,000    Nestle SA (Registered Shares)                 41,815,872         83,823,870            1.6
=================================================================================================================================
Gas Utilities             1,250,000    El Paso Corporation                           13,663,490         81,625,000            1.5
=================================================================================================================================
Health Care               1,600,000    HCA--The Healthcare Corporation               63,184,593         64,432,000            1.2
Providers & Services      2,000,000   +Tenet Healthcare Corporation                  54,429,569         88,000,000            1.7
                                                                                   ------------      -------------           ----
                                                                                    117,614,162        152,432,000            2.9
=================================================================================================================================
Hotels, Restaurants &       500,000   +Harrah's Entertainment, Inc.                   7,984,710         14,715,000            0.3
Leisure                   2,750,000    McDonald's Corporation                        68,056,324         73,012,500            1.4
                             20,000    Wendy's Financing I, Series A
                                       (Convertible Preferred)                        1,044,750            964,000            0.0
                                                                                   ------------      -------------           ----
                                                                                     77,085,784         88,691,500            1.7
=================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                        March 31, 2001

                             Shares                                                                                       Percent of
Industries                    Held                     Stocks                          Cost                  Value        Net Assets
====================================================================================================================================
Household Products          1,350,000   Kimberly-Clark Corporation                 $  64,904,132        $    91,570,500         1.7%
====================================================================================================================================
Industrial                  1,600,000   General Electric Company                      79,298,980             66,976,000         1.2
Conglomerates               1,500,000   ITT Industries, Inc.                          50,134,958             58,125,000         1.1
                              400,000   Minnesota Mining and Manufacturing
                                        Company (3M)                                  34,846,194             41,560,000         0.8
                                                                                   -------------        ---------------        ----
                                                                                     164,280,132            166,661,000         3.1
====================================================================================================================================
Insurance                   1,600,000   ACE Limited                                   58,217,283             58,816,000         1.1
                            1,250,000   American International Group, Inc.            20,322,088            100,625,000         1.9
                            1,250,000   XL Capital Ltd. (Class A)                     25,845,183             95,087,500         1.8
                                                                                   -------------        ---------------        ----
                                                                                     104,384,554            254,528,500         4.8
====================================================================================================================================
Machinery                     500,000   Dover Corporation                             18,553,496             17,920,000         0.3
====================================================================================================================================
Media                       1,500,000  +Clear Channel Communications, Inc.            84,561,717             81,675,000         1.5
                            1,000,000   The Interpublic Group of Companies, Inc.      43,827,406             34,350,000         0.7
                              500,000   The New York Times Company (Class A)          19,828,308             20,485,000         0.4
                            1,250,000   The Reader's Digest Association, Inc.
                                        (Class A)                                     43,952,572             34,350,000         0.6
                            2,000,000  +Viacom, Inc. (Class B)                       104,018,035             87,940,000         1.7
                                                                                   -------------        ---------------        ----
                                                                                     296,188,038            258,800,000         4.9
====================================================================================================================================
Multi--Utilities            2,000,000   The Williams Companies, Inc.                  16,730,457             85,700,000         1.6
====================================================================================================================================
Oil & Gas                   1,500,000   Anadarko Petroleum Corporation                55,572,778             94,170,000         1.8
                               40,000   Unocal Capital Trust                           2,136,250              1,935,000         0.0
                                                                                   -------------        ---------------        ----
                                                                                      57,709,028             96,105,000         1.8
====================================================================================================================================
Paper & Forest                 28,000   International Paper Capital Trust
Products                                (Convertible Preferred) (c)                    1,331,400              1,207,500         0.0
                              750,000   International Paper Company                   27,526,740             27,060,000         0.5
                                                                                   -------------        ---------------        ----
                                                                                      28,858,140             28,267,500         0.5
====================================================================================================================================
Personal Products           2,000,000   Avon Products, Inc.                           78,559,788             79,980,000         1.5
====================================================================================================================================
Pharmaceuticals             1,500,000   American Home Products Corporation            76,865,418             88,125,000         1.7
                            1,500,000   Pharmacia Corporation                         60,599,890             75,555,000         1.4
                                                                                   -------------        ---------------        ----
                                                                                     137,465,308            163,680,000         3.1
====================================================================================================================================
Road & Rail                    32,000   Union Pacific Capital Trust (Convertible
                                        Preferred)                                     1,513,875              1,568,000         0.0
====================================================================================================================================
Semiconductor               1,000,000  +Applied Materials, Inc.                       47,636,116             43,500,000         0.8
Equipment &                   500,000   Texas Instruments Incorporated                23,192,590             15,490,000         0.3
Products                                                                           -------------        ---------------        ----
                                                                                      70,828,706             58,990,000         1.1
====================================================================================================================================
Specialty Retail              750,000   The Home Depot, Inc.                          27,722,407             32,325,000         0.6
                            1,000,000   Intimate Brands, Inc.                         15,424,816             14,700,000         0.3
                                                                                   -------------        ---------------        ----
                                                                                      43,147,223             47,025,000         0.9
====================================================================================================================================
Textiles & Apparel            750,000   Nike, Inc. (Class B)                          29,503,191             30,412,500         0.6
====================================================================================================================================
Wireless                    1,750,000  +Nextel Communications, Inc. (Class A)         22,741,644             25,265,625         0.5
Telecommunication
Services
====================================================================================================================================
                                        Total Stocks                               2,702,940,718          3,342,729,995        62.8
====================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

                              Face                                                                                        Percent of
Industries                   Amount               Corporate Bonds                           Cost              Value       Net Assets
====================================================================================================================================
 Aerospace &            US$ 10,000,000  Lockheed Martin Corp., 7.25% due 5/15/2006      $ 9,898,700         $10,479,800         0.2%
 Defense                    15,000,000  Raytheon Co., 6.15% due 11/01/2008               14,355,500          14,156,850         0.3
                                                                                        -----------         -----------         ---
                                                                                         24,254,200          24,636,650         0.5
====================================================================================================================================
 Airlines                  10,000,000   Continental Airlines, 8% due 12/15/2005          10,000,000           9,776,000         0.2
                                        Northwest Airlines, Inc.:
                           20,000,000     7.625% due 3/15/2005                           19,390,850          19,605,200         0.3
                            5,000,000     7.875% due 3/15/2008                            4,473,700           4,769,340         0.1
                                                                                        -----------         -----------         ---
                                                                                         33,864,550          34,150,540         0.6
====================================================================================================================================
 Auto                                   The Goodyear Tire & Rubber Company:
 Components                23,000,000     6.625% due 12/01/2006                          22,485,200          20,793,380         0.4
                            2,000,000     7% due 3/15/2028                                1,490,000           1,448,480         0.0
                                                                                        -----------         -----------         ---
                                                                                         23,975,200          22,241,860         0.4
====================================================================================================================================
 Automobiles               20,000,000   Hyundai Motor Co., Ltd., 7.60% due
                                        7/15/2007 (a)                                    19,916,100          17,700,000         0.3
====================================================================================================================================
 Banks                     25,000,000   BankAmerica Corp., 6.625% due 10/15/2007         23,889,000          25,281,000         0.5
                           21,000,000   First National Bank of Boston, 7.375%
                                        due 9/15/2006                                    20,615,700          22,362,900         0.4
                           20,000,000   First Security Corp., 7% due 7/15/2005           19,803,850          20,828,280         0.4
                           30,000,000   First Union Corp., 6.55% due 10/15/2035          29,953,350          30,655,500         0.6
                           21,500,000   Firstbank Puerto Rico, 7.625% due 12/20/2005     20,920,065          21,448,507         0.4
                           10,000,000   PNC Funding Corp., 6.125% due 2/15/2009           8,779,100           9,781,200         0.2
                           25,000,000   Peoples Bank Bridgeport, 9.875%
                                        due 11/15/2010                                   24,815,250          27,187,750         0.5
                           27,500,000   Provident Bank, 6.375% due 1/15/2004             26,696,350          26,693,013         0.5
                                        Union Planters Corp.:
                           17,500,000     6.75% due 11/01/2005                           16,802,475          17,435,600         0.3
                           20,000,000     7.75% due 3/01/2011                            19,964,000          20,549,200         0.4
                           12,000,000   Washington Mutual Inc., 7.50% due 8/15/2006      12,427,800          12,679,560         0.2
                                                                                        -----------         -----------         ---
                                                                                        224,666,940         234,902,510         4.4
====================================================================================================================================
 Beverages                 10,000,000   Panamerican Beverages Inc.,
                                        7.25% due 7/01/2009                              10,037,500           9,331,830         0.2
====================================================================================================================================
Chemicals                               Airgas Inc.:
                            8,000,000     7.15% due 9/17/2001                             7,917,840           8,072,880         0.2
                           13,000,000     7.14% due 3/08/2004                            12,952,100          12,473,318         0.2
                           40,000,000   Equistar Chemicals LP, 6.50% due 2/15/2006       38,162,416          36,556,280         0.7
                           20,500,000   FMC Corp., 6.75% due 5/05/2005                   20,351,615          20,273,885         0.4
                                                                                        -----------         -----------         ---
                                                                                         79,383,971          77,376,363         1.5
====================================================================================================================================
Commercial                 20,000,000  Browning-Ferris Industries, Inc.,
Services &                             6.375% due 1/15/2008                              19,627,200          17,100,000         0.3
Supplies
====================================================================================================================================
Communications                          Harris Corporation:
Equipment                  17,500,000     6.375% due 8/15/2002                           17,467,950          17,869,250         0.3
                           10,000,000     6.35% due 2/01/2028                             9,415,500           9,503,900         0.2
                           10,000,000   Motorola, Inc., 6.75% due 2/01/2006               9,608,900           9,755,600         0.2
                                                                                        -----------         -----------         ---
                                                                                         36,492,350          37,128,750         0.7
====================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                        March 31, 2001

                          Face                                                                                            Percent of
Industries               Amount               Corporate Bonds                                      Cost          Value    Net Assets
====================================================================================================================================
Diversified        US$ 15,000,000         Chase Manhattan Corporation, 6% due 2/15/2009        $  14,403,900  $  14,661,900    0.3%
Financials                                Ford Motor Credit Co.:
                       10,000,000           6.70% due 7/16/2004                                    9,630,300     10,250,400    0.2
                       20,000,000           7.75% due 2/15/2007                                   19,904,140     21,099,000    0.4
                                          GATX Capital Corporation:
                       25,000,000           6.69% due 11/30/2005                                  24,984,750     25,164,000    0.5
                       25,000,000           7.75% due 12/01/2006                                  24,827,000     25,439,750    0.5
                                          General Motors Acceptance Corp.:
                       10,000,000           6.15% due 4/05/2007                                    9,362,600      9,716,000    0.2
                       30,000,000           5.85% due 1/14/2009                                   26,484,400     28,383,000    0.4
                                          Hertz Corp.:
                       10,000,000           7.625% due 8/15/2007                                   9,909,200     10,458,000    0.2
                       25,000,000           6.25% due 3/15/2009                                   23,889,900     23,968,750    0.4
                                          Household Finance Corp.:
                       25,000,000           7.875% due 3/01/2007                                  24,828,350     27,012,000    0.5
                       10,000,000           6.50% due 11/15/2008                                   9,743,200     10,000,200    0.2
                        3,000,000         XTRA Inc., 6.50% due 1/15/2004                           2,988,330      3,078,630    0.1
                                                                                               -------------  -------------    ---
                                                                                                 200,956,070    209,231,630    3.9
====================================================================================================================================
Diversified                               WorldCom Inc.:
Telecommunication      20,000,000           6.40% due 8/15/2005                                   19,357,650     19,594,000    0.4
Services               10,000,000           7.375% due 1/15/2006                                  10,132,600     10,056,920    0.2
                                                                                               -------------  -------------    ---
                                                                                                  29,490,250     29,650,920    0.6
====================================================================================================================================
Electric Utilities     30,000,000         Empresa Nacional de Electricidad SA (Endesa),
                                          7.325% due 2/01/2037                                    30,024,500     29,122,830    0.5
====================================================================================================================================
Energy                 20,000,000         R & B Falcon Corporation, 6.75% due 4/15/2005           19,507,670     20,408,760    0.4
Equipment &
Services
====================================================================================================================================
Food Products           6,900,000         Conagra Inc., 6.70% due 8/01/2027                        6,966,370      6,946,851    0.1
                                          Nabisco, Inc. (b):
                       21,500,000           6.125% due 2/01/2033                                  21,405,450     21,692,640    0.4
                       20,000,000           6.375% due 2/01/2035                                  19,939,200     20,039,800    0.4
                                                                                               -------------  -------------    ---
                                                                                                  48,311,020     48,679,291    0.9
====================================================================================================================================
Hotels,                                   Royal Caribbean Cruises Ltd.:
Restaurants &          10,000,000           7.125% due 9/18/2002                                   9,900,050     10,056,400    0.2
Leisure                20,000,000           7.25% due 8/15/2006                                   19,817,555     19,614,000    0.4
                                                                                               -------------  -------------    ---
                                                                                                  29,717,605     29,670,400    0.6
====================================================================================================================================
Household              36,000,000         Champion Enterprises, Inc.,
Durables                                  7.625% due 5/15/2009                                    32,448,440     21,028,968    0.4
                       10,000,000         Interface, Inc., 7.30% due 4/01/2008                     9,934,520      9,275,000    0.2
                                                                                               -------------  -------------    ---
                                                                                                  42,382,960     30,303,968    0.6
====================================================================================================================================
Machinery              16,000,000         Cummins Engine, 6.75% due 2/15/2007                     15,865,120     14,488,160    0.3
====================================================================================================================================
Media                  13,000,000         News America Holdings, 7.43% due 10/01/2026             13,004,410     13,377,806    0.2
                       10,000,000         News America Inc., 6.75% due 1/09/2038                  10,000,000      9,603,700    0.2
                                                                                               -------------  -------------    ---
                                                                                                  23,004,410     22,981,506    0.4
====================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                        March 31, 2001

                          Face                                                                                           Percent of
Industries               Amount                   Corporate Bonds                                  Cost           Value   Net Assets
====================================================================================================================================
Oil & Gas          US$ 27,500,000         The Coastal Corporation, 6.70% due 2/15/2027         $  27,225,400  $  27,878,675    0.5%
                       10,000,000         Diamond Shamrock, 7.65% due 7/01/2026                    9,920,000     10,460,400    0.2
                       12,850,000         Giant Industries, Inc., 9% due 9/01/2007 (a)            12,572,250     12,079,000    0.2
                       13,000,000         Occidental Petroleum Corp. (MOPPRS),
                                          6.40% due 4/01/2003 (b)                                 12,709,765     13,231,010    0.3
                        8,000,000         Pecom Energia S.A., 9% due 5/01/2006 (a)                 6,796,000      7,040,000    0.1
                       27,000,000         Perez Companc SA, 8.125% due 7/15/2007 (a)              24,551,445     22,275,000    0.4
                       20,000,000         Tosco Corporation, 7.625% due 5/15/2006                 21,264,300     21,425,400    0.4
                       10,000,000         Union Oil of California, 6.11% due 2/17/2004            10,000,000     10,194,450    0.2
                       15,000,000         United Refining Co., 10.75% due 6/15/2007               15,000,000      9,918,750    0.2
                       23,150,000         Williams Holdings of Delaware, Inc.,
                                          6.25% due 2/01/2006                                     22,983,847     23,005,081    0.5
                                                                                               -------------  -------------   ----
                                                                                                 163,023,007    157,507,766    3.0
====================================================================================================================================
Paper & Forest                            Boise Cascade Corporation:
Products               10,000,000           7.35% due 10/11/2004                                  10,316,700      9,901,430    0.2
                       20,000,000           7.66% due 5/27/2005                                   20,000,000     19,928,200    0.4
                       30,000,000         Champion International Corp.,
                                          6.65% due 12/15/2037                                    29,755,480     29,761,500    0.5
                                                                                               -------------  -------------   ----
                                                                                                  60,072,180     59,591,130    1.1
====================================================================================================================================
Pharmaceuticals        10,000,000         American Home Products Corporation,
                                          6.25% due 3/15/2006 (a)                                  9,998,700     10,048,820    0.2
====================================================================================================================================
Real Estate            10,000,000         Franchise Finance Corp. of America,
                                          6.95% due 8/29/2007                                     10,000,000     10,275,700    0.2
====================================================================================================================================
Road & Rail                               CSX Corporation:
                       20,000,000           6.25% due 10/15/2008                                  19,366,700     19,474,200    0.4
                        5,000,000           6.75% due 3/15/2011                                    4,985,950      4,969,850    0.1
                       20,000,000         Ryder Systems, Inc., 6.50% due 5/15/2005                19,960,600     19,429,240    0.3
                       19,000,000         Transportacion Maritima Mexicana, SA de CV,
                                          10.25% due 11/15/2006                                   18,717,730     15,675,000    0.3
                                                                                               -------------  -------------   ----
                                                                                                  63,030,980     59,548,290    1.1
====================================================================================================================================
Specialty Retail                          Tandy Corporation:
                       20,000,000           6.125% due 1/15/2003                                  19,971,600     20,471,800    0.4
                       15,000,000           7.22% due 9/29/2004                                   15,000,000     16,005,450    0.3
                                                                                               -------------  -------------   ----
                                                                                                  34,971,600     36,477,250    0.7
====================================================================================================================================
Wireless                                  Nextel Communications, Inc.:
Telecommunication      20,000,000           9.375% due 11/15/2009                                 19,611,550     17,000,000    0.3
Services                1,500,000           5.25% due 1/15/2010 (a)                                1,500,000        961,875    0.0
                       10,000,000         Pacific Telecom, Inc., 6.625% due 10/20/2005            10,000,000     10,105,560    0.2
                       25,000,000         Sprint Capital Corporation, 6.90% due 5/01/2019         23,394,600     21,936,250    0.4
                                                                                               -------------  -------------   ----
                                                                                                  54,506,150     50,003,685    0.9
====================================================================================================================================
                                          Total Corporate Bonds                                1,307,080,233  1,292,558,609   24.3
====================================================================================================================================

                                             Collateralized Mortgage Obligations*
====================================================================================================================================
                                          Freddie Mac Participation Certificates:
                          911,261           6.50% due 5/15/2008                                      870,823        912,682    0.0
                        4,546,450           7% due 8/15/2008                                       4,330,494      4,635,924    0.1
                       13,000,000           Gold Program, 6% due 2/15/2011                        12,020,938     12,729,860    0.2
====================================================================================================================================
                                          Total Collateralized Mortgage Obligations               17,222,255     18,278,466    0.3
====================================================================================================================================

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

SCHEDULE OF INVESTMENTS (concluded)

                         Face                                                                                             Percent of
                        Amount                 Foreign Government Obligations                    Cost             Value   Net Assets
====================================================================================================================================
                    US$ 3,000,000         Province of Mendoza, 10% due 9/04/2007 (a)       $    2,979,510      $  2,085,000    0.0%
====================================================================================================================================
                                          Total Foreign Government Obligations                  2,979,510         2,085,000    0.0
====================================================================================================================================

                                                  US Government Obligations
====================================================================================================================================
                                          US Treasury Bonds:
                      130,000,000           6.25% due 8/15/2023                               118,575,781       140,237,500    2.6
                       25,000,000           5.50% due 8/15/2028                                23,211,328        24,546,750    0.5
                                          US Treasury Notes:
                      120,000,000           5.50% due 2/15/2008                               120,583,594       124,424,400    2.3
                       75,000,000           4.75% due 11/15/2008                               74,712,891        74,133,000    1.4
====================================================================================================================================
                                          Total US Government Obligations                     337,083,594       363,341,650    6.8
====================================================================================================================================

                                                   Short-Term Investments
====================================================================================================================================
Commercial             51,627,000         Citicorp, 5.39% due 4/02/2001                        51,611,541        51,611,541    1.0
Paper**                25,000,000         Gannett Company, 4.95% due 4/23/2001                 24,920,938        24,920,938    0.5
                       50,000,000         J.P. Morgan Securities Inc., 5.22% due 4/06/2001     49,956,500        49,956,500    0.9
                       25,000,000         Target Corporation, 5% due 4/09/2001                 24,968,750        24,968,750    0.5
                       30,000,000         Wal-Mart Stores, Inc., 4.87% due 4/11/2001           29,955,358        29,955,358    0.6
====================================================================================================================================
US Government                             Fannie Mae:
Agency                 30,000,000           4.74% due 4/19/2001                                29,924,950        29,924,950    0.5
Obligations**          25,000,000           4.76% due 4/25/2001                                24,917,361        24,917,361    0.5
                       50,000,000         Freddie Mac, 4.92% due 4/24/2001                     49,836,000        49,836,000    0.9
====================================================================================================================================
                                          Total Short-Term Investments                        286,091,398       286,091,398    5.4
====================================================================================================================================
Total Investments                                                                          $4,653,397,708     5,305,085,118   99.6
                                                                                           ==============
Other Assets Less Liabilities                                                                                    21,143,956    0.4
                                                                                                             --------------  -----
Net Assets                                                                                                   $5,326,229,074  100.0%
                                                                                                             ==============  =====
====================================================================================================================================

  *   Subject to principal paydowns.
 ** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
  +   Non-income producing security.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b)   Floating rate note.
(c) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $1,208,000, representing 0.02% of net assets.

--------------------------------------------------------------------------------
                            Acquisition
Issue                           Date                     Cost           Value
--------------------------------------------------------------------------------
International Paper
Capital Trust                 1/16/1997               $1,331,400      $1,207,500
--------------------------------------------------------------------------------
Total                                                 $1,331,400      $1,207,500
                                                      ==========      ==========
--------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of March 31, 2001

Assets:             Investments, at value (identified cost--$4,653,397,708)...........                        $  5,305,085,118
                    Cash .............................................................                                   8,273
                    Foreign cash .....................................................                                 144,152
                    Receivables:
                       Securities sold ...............................................    $    39,925,501
                       Interest ......................................................         26,977,077
                       Capital shares sold ...........................................          4,102,310
                       Dividends .....................................................          3,239,074           74,243,962
                                                                                          ---------------
                    Prepaid registration fees and other assets .......................                                 219,721
                                                                                                               ---------------
                    Total assets .....................................................                           5,379,701,226
                                                                                                               ---------------
==============================================================================================================================
Liabilities:        Payables:
                       Capital shares redeemed .......................................         34,082,043
                       Securities purchased ..........................................         12,063,715
                       Distributor ...................................................          1,850,487
                       Investment adviser ............................................          1,698,180           49,694,425
                                                                                          ---------------
                    Accrued expenses and other liabilities ...........................                               3,777,727
                                                                                                               ---------------
                    Total liabilities ................................................                              53,472,152
                                                                                                               ---------------
==============================================================================================================================
Net Assets:         Net assets........................................................                         $ 5,326,229,074
                                                                                                               ===============
==============================================================================================================================
Net Assets          Class A Shares of Common Stock, $.10 par value, 400,000,000
Consist of:         shares authorized.................................................                         $     7,551,062
                    Class B Shares of Common Stock, $.10 par value, 500,000,000
                    shares authorized ................................................                               6,020,084
                    Class C Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized ................................................                                 782,103
                    Class D Shares of Common Stock, $.10 par value, 200,000,000
                    shares authorized ................................................                               4,634,633
                    Paid-in capital in excess of par .................................                           4,415,812,514
                    Undistributed investment income--net .............................                              32,501,333
                    Undistributed realized capital gains on investments and foreign
                    currency transactions--net .......................................                             207,387,550
                    Unrealized appreciation on investments and foreign
                    currency transactions--net .......................................                             651,539,795
                                                                                                               ---------------
                    Net assets .......................................................                         $ 5,326,229,074
                                                                                                               ===============
==============================================================================================================================
Net Asset Value:    Class A--Based on net assets of $2,142,945,394 and 75,510,618
                             shares outstanding.......................................                         $         28.38
                                                                                                               ===============
                    Class B--Based on net assets of $1,659,151,544 and 60,200,840
                             shares outstanding.......................................                         $         27.56
                                                                                                               ===============
                    Class C--Based on net assets of $212,278,151 and 7,821,031
                             shares outstanding.......................................                         $         27.14
                                                                                                               ===============
                    Class D--Based on net assets of $1,311,853,985 and 46,346,329
                             shares outstanding.......................................                         $         28.31
                                                                                                               ===============
==============================================================================================================================

            See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                        March 31, 2001

Statement of Operations for the Year Ended March 31, 2001

Investment            Interest and discount earned ...........................................                      $   168,679,885
Income:               Dividends (net of $481,050 foreign withholding tax) ....................                           47,990,733
                      Other ..................................................................                              297,691
                                                                                                                    ---------------
                      Total income ...........................................................                          216,968,309
                                                                                                                    ---------------
===================================================================================================================================
Expenses:             Investment advisory fees ...............................................   $    25,253,070
                      Account maintenance and distribution fees--Class B .....................        21,517,289
                      Transfer agent fees--Class A ...........................................         4,048,987
                      Transfer agent fees--Class B ...........................................         3,991,957
                      Account maintenance fees--Class D ......................................         3,505,210
                      Account maintenance and distribution fees--Class C .....................         2,494,164
                      Transfer agent fees--Class D ...........................................         2,334,443
                      Transfer agent fees--Class C ...........................................           486,553
                      Custodian fees .........................................................           390,489
                      Printing and shareholder reports .......................................           332,598
                      Professional fees ......................................................           110,473
                      Registration fees ......................................................            77,330
                      Directors' fees and expenses ...........................................            54,810
                      Pricing fees ...........................................................            44,258
                      Accounting services ....................................................             5,821
                      Other ..................................................................           150,935
                                                                                                 ---------------
                      Total expenses .........................................................                           64,798,387
                                                                                                                    ---------------
                      Investment income--net .................................................                          152,169,922
                                                                                                                    ---------------
===================================================================================================================================
Realized &            Realized gain on:
Unrealized Gain          Investments--net ....................................................       526,158,323
(Loss) on                Foreign currency transactions--net ..................................           348,946        526,507,269
Investments &         Change in unrealized appreciation/depreciation on:                         ---------------
Foreign Currency         Investments--net ....................................................      (739,028,415)
Transactions-- Net:      Foreign currency transactions--net ..................................           (44,826)      (739,073,241)
                                                                                                 ---------------    ---------------
                      Net Decrease in Net Assets Resulting from Operations ...................                      $   (60,396,050)
                                                                                                                    ===============
===================================================================================================================================

            See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                        March 31, 2001

Statements of Change in Net Assets

                                                                                                      For the Year Ended
                                                                                                             March 31,
                                                                                               -----------------------------------
Increase (Decrease) in Net Assets:                                                                  2001                  2000
==================================================================================================================================
Operations:        Investment income--net ..................................................   $    152,169,922   $    205,681,788
                   Realized gain on investments and foreign currency transactions--net .....        526,507,269        782,698,037
                   Change in unrealized appreciation/depreciation on investments and
                   foreign currency transactions--net ......................................       (739,073,241)      (649,444,784)
                                                                                               ----------------   ----------------
                   Net increase (decrease) in net assets resulting from operations .........        (60,396,050)       338,935,041
                                                                                               ----------------   ----------------
==================================================================================================================================
Dividends &        Investment income--net:
Distributions to       Class A .............................................................        (76,804,873)       (89,124,959)
Shareholders:          Class B .............................................................        (45,037,021)       (79,193,140)
                       Class C .............................................................         (5,367,445)        (8,033,279)
                       Class D .............................................................        (40,725,111)       (39,335,920)
                   Realized gain on investments--net:
                       Class A .............................................................       (226,122,510)      (282,403,074)
                       Class B .............................................................       (205,231,002)      (352,157,123)
                       Class C .............................................................        (24,101,581)       (37,729,475)
                       Class D .............................................................       (130,949,074)      (137,036,994)
                                                                                               ----------------   ----------------
                   Net decrease in net assets resulting from dividends and
                   distributions to shareholders ...........................................       (754,338,617)    (1,025,013,964)
                                                                                               ----------------   ----------------
==================================================================================================================================
Capital Share      Net decrease in net assets derived from capital
Transactions:      share transactions ......................................................     (1,170,508,598)    (2,505,092,872)
                                                                                               ----------------   ----------------
==================================================================================================================================
Net Assets:        Total decrease in net assets ............................................     (1,985,243,265)    (3,191,171,795)
                   Beginning of year .......................................................      7,311,472,339     10,502,644,134
                                                                                               ----------------   ----------------
                   End of year* ............................................................   $  5,326,229,074   $  7,311,472,339
                                                                                               ================   ================
==================================================================================================================================

                   Undistributed investment income--net ....................................   $     32,501,333   $     47,756,381
                                                                                               ================   ================
==================================================================================================================================

            See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

Financial Highlights

                                                                                              Class A
The following per share data and ratios have been derived           -------------------------------------------------------------
from information provided in the financial statements.                                 For the Year Ended March 31,
                                                                    -------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2001         2000         1999         1998        1997
=================================================================================================================================
Per Share            Net asset value, beginning of year .......    $    32.66   $    35.03   $    37.56   $    31.39   $    30.90
Operating                                                          ----------   ----------   ----------   ----------   ----------
Performance:         Investment income--net+ ..................           .90          .94         1.00         1.11         1.25
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net ........................         (1.18)         .62        (1.28)        8.14         2.43
                                                                   ----------   ----------   ----------   ----------   ----------
                     Total from investment operations .........          (.28)        1.56         (.28)        9.25         3.68
                                                                   ----------   ----------   ----------   ----------   ----------
                     Less dividends and distributions:
                         Investment income--net ...............         (1.01)        (.94)       (1.08)       (1.11)       (1.25)
                         Realized gain on investments--net ....         (2.99)       (2.99)       (1.17)       (1.97)       (1.94)
                                                                   ----------   ----------   ----------   ----------   ----------
                     Total dividends and distributions ........         (4.00)       (3.93)       (2.25)       (3.08)       (3.19)
                                                                   ----------   ----------   ----------   ----------   ----------
                     Net asset value, end of year .............    $    28.38   $    32.66   $    35.03   $    37.56   $    31.39
                                                                   ==========   ==========   ==========   ==========   ==========
=================================================================================================================================
Total Investment     Based on net asset value per share .......        (1.12%)       4.58%        (.68%)      30.71%       12.62%
Return:*                                                           ==========   ==========   ==========   ==========   ==========
=================================================================================================================================
Ratios to            Expenses .................................          .59%         .56%         .57%         .55%         .55%
Average                                                            ==========   ==========   ==========   ==========   ==========
Net Assets:          Investment income--net ...................         2.89%        2.74%        2.86%        3.21%        3.99%
                                                                   ==========   ==========   ==========   ==========   ==========
=================================================================================================================================
Supplemental         Net assets, end of year (in thousands) ...    $2,142,945   $2,721,503   $3,631,440   $4,155,677   $3,291,219
Data:                                                              ==========   ==========   ==========   ==========   ==========
                     Portfolio turnover .......................           46%          33%          33%          38%          47%
                                                                   ==========   ==========   ==========   ==========   ==========
=================================================================================================================================

           *Total investment returns exclude the effects of sales charges. +Based on average shares outstanding.

            See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                        March 31, 2001

Financial Highlights (continued)

                                                                                             Class B
The following per share data and ratios have been derived          --------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended March 31,
                                                                   --------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               2001         2000         1999         1998         1997
=================================================================================================================================
Per Share           Net asset value, beginning of year ......      $    31.77   $    34.25   $    36.68   $    30.72   $    30.30
Operating                                                          ----------   ----------   ----------   ----------   ----------
Performance:        Investment income--net+ .................             .56          .57          .63          .74          .91
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net .......................           (1.13)          60        (1.25)        7.96         2.39
                                                                   ----------   ----------   ----------   ----------   ----------
                    Total from investment operations ........            (.57)        1.17         (.62)        8.70         3.30
                                                                   ----------   ----------   ----------   ----------   ----------
                    Less dividends and distributions:
                        Investment income--net ..............            (.65)        (.66)        (.64)        (.77)        (.94)
                        Realized gain on investments--net ...           (2.99)       (2.99)       (1.17)       (1.97)       (1.94)
                                                                   ----------   ----------   ----------   ----------   ----------
                    Total dividends and distributions .......           (3.64)       (3.65)       (1.81)       (2.74)       (2.88)
                                                                   ----------   ----------   ----------   ----------   ----------
                    Net asset value, end of year ............      $    27.56   $    31.77   $    34.25   $    36.68   $    30.72
                                                                   ==========   ==========   ==========   ==========   ==========
=================================================================================================================================
Total Investment    Based on net asset value per share ......          (2.11%)       3.48%       (1.65%)      29.38%       11.48%
Return:*                                                           ==========   ==========   ==========   ==========   ==========
=================================================================================================================================
Ratios to           Expenses ................................           1.61%        1.58%        1.59%        1.57%        1.57%
Average                                                            ==========   ==========   ==========   ==========   ==========
Net Assets:         Investment income--net ..................           1.87%        1.71%        1.85%        2.19%        2.97%
                                                                   ==========   ==========   ==========   ==========   ==========
=================================================================================================================================
Supplemental        Net assets, end of year (in thousands) ..      $1,659,152   $2,853,699   $4,866,564   $5,938,708   $4,977,431
Data:                                                              ==========   ==========   ==========   ==========   ==========
                    Portfolio turnover ......................             46%          33%          33%          38%          47%
                                                                   ==========   ==========   ==========   ==========   ==========
=================================================================================================================================

            *Total investment returns exclude the effects of sales charges. +Based on average shares outstanding.

             See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

Financial Highlights (continued)

                                                                                             Class C
The following per share data and ratios have been derived          --------------------------------------------------------------
from information provided in the financial statements.                             For the Year Ended March 31,
                                                                   --------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                              2001        2000           1999        1998          1997
=================================================================================================================================
Per Share            Net asset value, beginning of year ..........  $   31.36   $   33.82     $   36.31    $   30.44    $   30.08
Operating                                                           ---------   ---------     ---------    ---------    --------
Performance:         Investment income--net+ .....................        .55         .57           .62          .73          .90
                     Realized and unrealized gain (loss) on
                     investments and foreign currency
                     transactions--net............................      (1.12)        .59         (1.25)        7.89         2.36
                                                                    ---------   ---------     ---------    ---------    --------
                     Total from investment operations.............       (.57)       1.16          (.63)        8.62         3.26
                                                                    ---------   ---------     ---------    ---------    ---------
                     Less dividends and distributions:
                         Investment income--net ..................       (.66)       (.63)         (.69)        (.78)        (.96)
                         Realized gain on investments--net .......      (2.99)      (2.99)        (1.17)       (1.97)       (1.94)
                                                                    ---------   ---------     ---------    ---------    ---------
                     Total dividends and distributions ...........      (3.65)      (3.62)        (1.86)       (2.75)       (2.90)
                                                                    ---------   ---------     ---------    ---------    ---------
                     Net asset value, end of year ................  $   27.14   $   31.36     $   33.82    $   36.31    $   30.44
                                                                    =========   =========     =========    =========    =========
=================================================================================================================================
Total Investment     Based on net asset value per share ..........     (2.13%)      3.50%        (1.70%)      29.40%       11.45%
Return*                                                             =========   =========     =========    =========    =========
=================================================================================================================================
Ratios to            Expenses ....................................      1.62%       1.59%         1.59%        1.58%        1.58%
Average                                                             =========   =========     =========    =========    =========
Net Assets:          Investment income--net ......................      1.86%       1.70%         1.83%        2.18%        2.96%
                                                                    =========   =========     =========    =========    =========
=================================================================================================================================
Supplemental         Net assets, end of year (in thousands) ......  $ 212,278   $ 308,150     $ 491,234    $ 512,783    $ 322,438
Data:                                                               =========   =========     =========    =========    =========
                     Portfolio turnover ..........................        46%         33%           33%          38%          47%
                                                                    =========   =========     =========    =========    =========
=================================================================================================================================

            *Total investment returns exclude the effects of sales charges. +Based on average shares outstanding.

             See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                              Class D
The following per share data and ratios have been derived           --------------------------------------------------------------
from information provided in the financial statements.                                 For the Year Ended March 31,
                                                                    --------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                                 2001         2000         1999         1998        1997
==================================================================================================================================
Per Share         Net asset value, beginning of year ...........     $    32.58  $    34.97    $    37.49   $    31.34   $   30.86
Operating                                                            ----------  ----------    ----------   ----------   ---------
Performance:      Investment income--net+ ......................            .82         .86           .91         1.02        1.17
                  Realized and unrealized gain (loss) on
                  investments and foreign currency
                  transactions--net.............................          (1.17)         60         (1.28)        8.14        2.43
                                                                     ----------  ----------    ----------   ----------   ---------
                  Total from investment operations .............           (.35)       1.46          (.37)        9.16        3.60
                                                                     ----------  ----------    ----------   ----------   ---------
                  Less dividends and distributions:
                      Investment income--net ...................           (.93)       (.86)         (.98)       (1.04)      (1.18)
                      Realized gain on investments--net ........          (2.99)      (2.99)        (1.17)       (1.97)      (1.94)
                                                                     ----------  ----------    ----------   ----------   ---------
                  Total dividends and distributions ............          (3.92)      (3.85)        (2.15)       (3.01)      (3.12)
                                                                     ----------  ----------    ----------   ----------   ---------
                  Net asset value, end of year .................     $    28.31  $    32.58    $    34.97   $    37.49   $   31.34
                                                                     ==========  ==========    ==========   ==========   =========
==================================================================================================================================
Total Investment  Based on net asset value per share ...........         (1.35%)      4.29%         (.92%)      30.40%      12.34%
Return:*                                                             ==========  ==========    ==========   ==========   =========
==================================================================================================================================
Ratios to         Expenses .....................................           .84%        .81%          .82%         .80%        .80%
Average                                                              ==========  ==========    ==========   ==========   =========
Net Assets:       Investment income--net .......................          2.64%       2.50%         2.60%        2.95%       3.75%
                                                                     ==========  ==========    ==========   ==========   =========
==================================================================================================================================
Supplemental      Net assets, end of year (in thousands) .......     $1,311,854  $1,428,120    $1,513,406   $1,280,317   $ 690,116
Data:                                                                ==========  ==========    ==========   ==========   =========
                  Portfolio turnover ...........................            46%         33%           33%          38%         47%
                                                                     ==========  ==========    ==========   ==========   =========
==================================================================================================================================

            *Total investment returns exclude the effects of sales charges. +Based on average shares outstanding.

             See Notes to Financial Statements.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Balanced Capital Fund, Inc. (the "Fund") (formerly Merrill Lynch Capital Fund, Inc.) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options -- The Fund is authorized to write covered call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written options are non-income producing investments.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law,

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective April 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund, but will result in a $3,362,889 increase to the cost of securities and a corresponding $3,362,889 decrease to net unrealized depreciation, based on debt securities held as of March 31, 2001.

(f) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Security loans -- The Fund receives compensation in the form of fees, or it retains a portion of the interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

(i) Reclassification -- Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $498,976 have been reclassified between undistributed net realized capital gains and undistributed net investment income, $10,504 has been reclassified between paid-in capital in excess of par and undistributed net investment income and $5,779,167 has been reclassified between undistributed net realized capital gains and paid-in capital in excess of par. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but not exceeding $300 million; .425% of average daily net assets in excess of $300 million but not exceeding $400 million; and .40% of average daily net assets in excess of $400 million.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

-------------------------------------------------------------------------------
                                                   Account         Distribution
                                                Maintenance Fee         Fee
-------------------------------------------------------------------------------
Class B.........................................    .25%              .75%
Class C.........................................    .25%              .75%
Class D.........................................    .25%               --
-------------------------------------------------------------------------------

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 2001, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD               MLPF&S
--------------------------------------------------------------------------------

Class A........................................      $10,899            $ 99,134
Class D........................................      $11,487            $143,933
--------------------------------------------------------------------------------

For the year ended March 31, 2001, MLPF&S received contingent deferred sales charges of $2,695,785 and $30,494 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $794,052 in commissions on the execution of portfolio security transactions for year ended March 31, 2001.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the year ended March 31, 2001, the Fund paid $5,821 to MLIM for accounting services provided to Merrill Lynch Convertible Fund, Inc., which was acquired by the Fund pursuant to a plan of reorganization.

For the year ended March 31, 2001, Merrill Lynch Security Pricing System, an affiliate of MLPF&S, earned $18,682 for providing security price quotations to complete the Fund's net asset value.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 2001 were $2,787,231,690 and $4,731,543,786, respectively.

Net realized gains for the year ended March 31, 2001 and net unrealized gains (losses) as of March 31, 2001 were as follows:

-------------------------------------------------------------------------------
                                                    Realized       Unrealized
                                                      Gains      Gains (Losses)
-------------------------------------------------------------------------------
Long-term investments .......................     $526,157,529     $651,687,410
Short-term investments ......................              794               --
Foreign currency
transactions .................................         348,946         (147,615)
                                                  ------------     ------------
Total ........................................    $526,507,269     $651,539,795
                                                  ============     ============
-------------------------------------------------------------------------------

As of March 31, 2001, net unrealized appreciation for Federal income tax purposes aggregated $649,208,891, of which $919,884,630 related to appreciated securities and $270,675,739 related to depreciated securities. At March 31, 2001 the aggregate cost of investments for Federal income tax purposes was $4,655,876,227.

4. Capital Share Transactions:

Net decrease in net assets derived from capital share transactions was $1,170,508,598 and $2,505,092,872 for the years ended March 31, 2001 and March
31, 2000, respectively.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the                                               Dollar
Year Ended March 31, 2001                       Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................         6,834,053        $   212,539,850
Shares issued resulting
from reorganization ..................           817,530             24,150,327
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................         9,155,120            274,478,459
                                             -----------        ---------------
Total issued .........................        16,806,703            511,168,636
Shares redeemed ......................       (24,633,092)          (771,606,412)
                                             -----------        ---------------
Net decrease .........................        (7,826,389)       $  (260,437,776)
                                             ===========        ===============
-------------------------------------------------------------------------------

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

-------------------------------------------------------------------------------
Class A Shares for the                                               Dollar
Year Ended March 31, 2000                       Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................         9,410,973        $   319,522,039
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................        10,197,919            339,057,436
                                             -----------        ---------------
Total issued .........................        19,608,892            658,579,475
Shares redeemed ......................       (39,927,027)        (1,335,917,365)
                                             -----------        ---------------
Net decrease .........................       (20,318,135)       $  (677,337,890)
                                             ===========        ===============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the                                               Dollar
Year Ended March 31, 2001                       Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................         4,658,327        $   139,921,754
Shares issued resulting
from reorganization ..................           236,628              6,808,388
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................         7,208,695            210,768,066
                                             -----------        ---------------
Total issued .........................        12,103,650            357,498,208
Automatic conversion
of shares ............................       (11,770,037)          (360,216,197)
Shares redeemed ......................       (29,955,115)          (917,640,802)
                                             -----------        ---------------
Net decrease .........................       (29,621,502)       $  (920,358,791)
                                             ===========        ===============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class B Shares for the                                               Dollar
Year Ended March 31, 2000                       Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................        10,306,641        $   345,805,812
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................        11,308,113            367,985,471
                                             -----------        ---------------
Total issued .........................        21,614,754            713,791,283
Automatic conversion
of shares ............................       (15,428,399)          (513,549,784)
Shares redeemed ......................       (58,471,743)        (1,910,268,273)
                                             -----------        ---------------
Net decrease .........................       (52,285,388)       $(1,710,026,774)
                                             ===========        ===============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the                                               Dollar
Year Ended March 31, 2001                       Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................           704,790        $    20,716,886
Shares issued resulting
from reorganization ..................            60,273              1,707,923
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................           859,812             24,759,980
                                             -----------        ---------------
Total issued .........................         1,624,875             47,184,789
Shares redeemed ......................        (3,630,606)          (109,662,206)
                                             -----------        ---------------
Net decrease .........................        (2,005,731)       $   (62,477,417)
                                             ===========        ===============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the                                               Dollar
Year Ended March 31, 2000                       Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................         1,257,880        $    42,153,278
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................         1,224,964             39,296,118
                                             -----------        ---------------
Total issued .........................         2,482,844             81,449,396
Shares redeemed ......................        (7,180,017)          (231,410,305)
                                             -----------        ---------------
Net decrease .........................        (4,697,173)       $  (149,960,909)
                                             ===========        ===============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the                                               Dollar
Year Ended March 31, 2001                       Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................         3,709,799        $   115,263,839
Shares issued resulting
from reorganization ..................            91,654              2,702,408
Automatic conversion
of shares ............................        11,474,133            360,216,197
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................         5,098,349            152,467,014
                                             -----------        ---------------
Total issued .........................        20,373,935            630,649,458
Shares redeemed ......................       (17,864,970)          (557,884,072)
                                             -----------        ---------------
Net increase .........................         2,508,965        $    72,765,386
                                             ===========        ===============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class D Shares for the                                               Dollar
Year Ended March 31, 2000                       Shares               Amount
-------------------------------------------------------------------------------
Shares sold ..........................         7,099,032        $   242,290,819
Automatic conversion
of shares ............................        15,076,690            513,549,784
Shares issued to shareholders
in reinvestment of dividends
and distributions ....................         4,776,286            158,158,231
                                             -----------        ---------------
Total issued .........................        26,952,008            913,998,834
Shares redeemed ......................       (26,394,972)          (881,766,133)
                                             -----------        ---------------
Net increase .........................           557,036        $    32,232,701
                                             ===========        ===============
-------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 1, 2000, the Fund, along with certain other funds managed by MLIM and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the year ended March 31, 2001.

6. Acquisition of Merrill Lynch Convertible Fund, Inc.:

On December 18, 2000, the Fund acquired all of the net assets of Merrill Lynch Convertible Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 3,447,766 shares of common stock of Merrill Lynch Convertible Fund, Inc. for 1,206,085 shares of common stock of the Fund. Merrill Lynch Convertible Fund, Inc.'s net assets on that date of $35,369,046, including $2,847,518 of net unrealized depreciation and $1,343,957 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $5,853,643,585.

7. Security Loans:

At March 31, 2001, the Fund held collateral having an aggregate value of approximately $66,406,000 for portfolio securities loaned having a market value of approximately $63,532,000.

8. Capital Loss Carryforward:

At March 31, 2001, the Fund had a net capital loss carryforward of approximately $6,154,000, of which $1,035,000 expires in 2006, $221,000 expires in 2007 and
$4,898,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Merrill Lynch Balanced Capital Fund,
Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Balanced Capital Fund, Inc. (formerly Merrill Lynch Capital Fund, Inc.) as of March 31, 2001, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 2001 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Capital Fund, Inc. as of March 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
May 17, 2001

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Balanced Capital Fund, Inc. during its fiscal year ended March 31, 2001:

==================================================================================================================================
Record              Payable     Domestic Qualifying    Interest from    Domestic Non-Qualifying        Total           Long-Term
 Date                Date         Ordinary Income   Federal Obligations     Ordinary Income       Ordinary Income    Capital Gains*
==================================================================================================================================
Class A Shares:
==================================================================================================================================
 7/05/2000          7/11/2000        $   .183696        $   .128773        $   .381017              $   .693486        $  1.186487
----------------------------------------------------------------------------------------------------------------------------------
12/01/2000         12/07/2000        $   .121165        $   .086968        $   .274385              $   .482518        $  1.639065
==================================================================================================================================
Class B Shares:
==================================================================================================================================
 7/05/2000          7/11/2000        $   .133066        $   .093281        $   .276001              $   .502348        $  1.186487
----------------------------------------------------------------------------------------------------------------------------------
12/01/2000         12/07/2000        $   .077745        $   .055803        $   .176058              $   .309606        $  1.639065
==================================================================================================================================
Class C Shares:
==================================================================================================================================
 7/05/2000          7/11/2000        $   .134856        $   .094536        $   .279713              $   .509105        $  1.186487
----------------------------------------------------------------------------------------------------------------------------------
12/01/2000         12/07/2000        $   .079225        $   .056864        $   .179408              $   .315497        $  1.639065
==================================================================================================================================
Class D Shares:
==================================================================================================================================
 7/05/2000          7/11/2000        $   .172832        $   .121157        $   .358481              $   .652470        $  1.186487
----------------------------------------------------------------------------------------------------------------------------------
12/01/2000         12/07/2000        $   .110992        $   .079666        $   .251347              $   .442005        $  1.639065
----------------------------------------------------------------------------------------------------------------------------------

* All long-term capital gains distributions paid by the Fund during the fiscal year are subject to a maximum 20% tax rate.

The qualifying domestic ordinary income qualifies for the dividends received deduction for corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax.

We recommend that you consult your tax adviser to determine if any portion of the dividends you received are exempt from state income tax.

Please retain this information for your records.

Merrill Lynch Balanced Capital Fund, Inc.                         March 31, 2001

PORTFOLIO INFORMATION (unaudited)

As of March 31, 2001
                                                Percent of
Ten Largest Common Stock Holdings               Net Assets

American International Group, Inc..............     1.9%
Wells Fargo Company............................     1.9
International Business
  Machines Corporation.........................     1.8
Federal National Mortgage Association..........     1.8
XL Capital Ltd. (Class A)......................     1.8
Anadarko Petroleum Corporation.................     1.8
Anheuser-Busch Companies, Inc..................     1.7
Kimberly-Clark Corporation.....................     1.7
Citigroup Inc..................................     1.7
American Home Products Corporation.............     1.7

                                                Percent of
Ten Largest Industries                          Net Assets

Diversified Financials.........................     9.7%
Banks..........................................     7.6
Media..........................................     5.3
Aerospace & Defense............................     5.1
Insurance......................................     4.8
Oil & Gas......................................     4.8
Communications Equipment.......................     4.6
Pharmaceuticals................................     3.3
Industrial Conglomerates.......................     3.1
Computers & Peripherals........................     2.9

                                                Percent of
Geographic Diversification                      Net Assets

United States..................................    91.5%
Bermuda........................................     2.9
Switzerland....................................     1.6
Argentina......................................     0.5
Chile..........................................     0.5
South Korea....................................     0.3
Mexico.........................................     0.3

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
M. Colyer Crum, Director
Laurie Simon Hodrick, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Robert C. Doll, Jr., Senior Vice President
Kurt Schansinger, Senior Vice President and
  Portfolio Manager
Walter Cuje, Vice President
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

--------------------------------------------------------------------------------
Jack B. Sunderland and Arthur Zeikel, Directors of Merrill Lynch Balanced Capital Fund, Inc., have recently retired. The Fund's Board of Directors wishes Messrs. Sunderland and Zeikel well in their retirements.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

[LOGO] Merrill Lynch Investment Managers                       [GRAPHIC OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Balanced Capital Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

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